Exhibit 10.5

Exhibit E

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is made as of [●], 2023 by and among (i) NKGen Biotech, Inc., a Delaware corporation (formerly known as Graf Acquisition Corp. IV, the “Company”), (ii) Graf Acquisition Partners IV LLC, a Delaware limited liability company (the “Sponsor”), (iii) certain former stockholders of NKGen Operating Biotech, Inc., a Delaware corporation (formerly known as NKGen Biotech, Inc., the “Legacy NKGen”), set forth on Schedule I hereto under the heading “NKGen Insiders” (the “NKGen Insiders”) and (iii) certain former directors and officers of the Company prior to the Business Combination (as defined below) set forth on Schedule I hereto under the heading “Graf Insiders” (the “Graf Insiders” and, together with the NKGen Insiders and any Person who hereafter becomes a party to this Agreement pursuant to Section 5.2 or Section 5.10 of this Agreement, each a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, on April 14, 2023, the Company and Legacy NKGen entered into that certain Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Legacy NKGen, and Austria Merger Sub, Inc., a Delaware corporation (the “Merger Sub”);

WHEREAS, pursuant to the Merger Agreement, at the Closing (as defined in the Merger Agreement), Merger Sub will merge with and into Legacy NKGen, with Legacy NKGen continuing as the surviving company and, after giving effect to the merger, the separate existence of Merger Sub will cease to exist and Legacy NKGen shall become a wholly owned subsidiary of the Company, which shall survive as the surviving corporation (the “Business Combination”);

WHEREAS, the Company and the Sponsor entered into that certain Registration Rights Agreement, dated as of May 20, 2021 (as it may be amended, supplemented, restated or otherwise modified from time to time until the consummation of the Business Combination, the “Original Registration Rights Agreement”);

WHEREAS, pursuant to the Merger Agreement, the Company and the Sponsor have agreed to amend and restate the Original Registration Rights Agreement pursuant to the terms hereof in order to provide certain registration rights to the Holders, as set forth in this Agreement;

WHEREAS, pursuant to Section 5.5 of the Original Registration Rights Agreement, the provisions, covenants, and conditions set forth therein may be amended or modified upon the written consent of the Company and the holders, as defined in the Original Registration Rights Agreement (the “Original Holders”) of a majority in interest of the Registrable Securities (as defined in the Original Registration Rights Agreement) at the time in question, and the Sponsor and/or its Permitted Transferees (as defined in the Original Registration Rights Agreement) holds all of the Registrable Securities as of the date hereof; and

WHEREAS, upon the consummation of the Business Combination, the parties to the Original Registration Rights Agreement desire to amend and restate the Original Registration Rights Agreement in its entirety as set forth herein and the Company, the Sponsor and the Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to the Registrable Securities (as defined below) on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. The defined terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Merger Agreement. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

Exhibit E

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company or the Board, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) the Company has a bona fide business purpose for not making such information public.

“Affiliate” shall mean, with respect to any specified Holder, any person or entity who directly or indirectly, controls, is controlled by or is under common control with such Holder, including, without limitation, any general partner, managing member, officer, director or trustee of such Holder, or any investment fund or registered investment company now or hereafter existing which is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Holder (but excluding, with respect to the Company, any portfolio companies of venture capital or investment funds that are, or otherwise affiliated with, any Holder, which portfolio companies may otherwise be deemed to be “under common control with” the Company).

“Agreement” shall have the meaning given in the Preamble hereto.

“Block Trade” shall mean a registered offering and/or sale of Registrable Securities by any Holder on a coordinated or underwritten basis commonly known as a “block trade” (whether firm commitment or otherwise) not involving a roadshow or other substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning given in the Recitals.

“Business Day” shall mean other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Los Angeles, California are authorized or required by applicable law to close.

“Closing” shall have the meaning given in the Merger Agreement.

“Closing Date” shall have the meaning given in the Merger Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Commission Guidance” shall mean (a) any publicly-available written guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (b) the Securities Act and the rules and regulations thereunder.

“Common Stock” shall mean the Company’s common stock, par value of $0.0001 per share.

“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Demand Registration” shall have the meaning given in subsection 2.2.1.

“Demanding Holder” shall mean either (i) any Holder or Holders who, in the aggregate, hold at least a majority of the Founder Shares or (ii) one or more NKGen Insiders holding at least a majority-in-interest of Registrable Securities held by NKGen Insiders.

Exhibit E

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.1.3.

“Founder Shares” shall mean the shares of Common Stock issued to the Sponsor and the Graf Insiders prior to Graf’s initial public offering.

“Graf Insiders” shall have the meaning given in the Preamble.

“Holders” shall have the meaning given in the Preamble hereto for so long as such person or entity holds any Registrable Securities.

“Insiders” shall mean, collectively, the Sponsor, Graf Insiders, and NKGen Insiders.

“Letter Agreement” means the agreement entered into by and between the Company and J.P. Morgan Securities LLC and Oppenheimer & Co. Inc., as representatives of the several underwriters, dated as of May 20, 2021.

“Lock-up Period” shall have the meaning ascribed to such term in the Lock-Up Agreement, dated as of [●], 2023, by and among the Company and the Holders party thereto.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“NKGen Insiders” shall have the meaning given in the Preamble.

“Other Coordinated Offering” shall mean an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal.

“Permitted Transferee” shall mean (a) with respect to the Sponsor and its respective Permitted Transferees, (i) prior to the expiration of the Sponsor Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities prior to the expiration of the Sponsor Lock-up Period pursuant to Section 1.3 of the Sponsor Support Agreement (as may be amended from time to time by mutual consent of the parties thereto) and (ii) after the expiration of the Sponsor Lock-up Period, any person or entity to whom such Holder is not prohibited from transferring such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter; (b) with respect to the NKGen Insiders and their respective Permitted Transferees, (i) prior to the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to the lock-up agreement among the Company and such Holder and (ii) after the expiration of the Lock-up Period, any person or entity to whom such Holder is not prohibited from transferring such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter; (c) with respect to the Graf Insiders and their respective Permitted Transferees, (i) prior to the expiration of the lock-up period set forth in the Letter Agreement applicable to such Graf Insider (the “Graf Insider Lock-Up Period”), any person or entity to whom such Holder is permitted to transfer such Registrable Securities prior to the expiration of the Graf Insider Lock-up Period pursuant to the Letter Agreement, as applicable, and (ii) after the expiration of the Graf Insider Lock-up Period, any person or entity to whom such Holder is not prohibited from transferring such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter; and (d) with respect to all other Holders and their respective Permitted Transferees, any person or entity to whom such Holder of Registrable Securities is not prohibited from such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter.

Exhibit E

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“Private Placement Lock-up Period” shall mean, with respect to the Private Placement Warrants that are held by the Sponsor or its Permitted Transferees (including the Common Stock issuable upon the exercise of such Private Placement Warrants), the period ending 30 days after the Closing.

“Private Placement Warrants” shall mean the warrants of the Company issued to the Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement dated as of May 20, 2021.

“Pro Rata” shall have the meaning given in subsection 2.2.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean, following the Closing, (a) the Founder Shares, (b) the Private Placement Warrants and any Working Capital Warrants (including any shares of Common Stock issued or issuable upon the exercise of such Warrants), (c) the shares of Common Stock issued to the NKGen Insiders pursuant to the Merger Agreement, including the Backstop Agreement (as defined in the Merger Agreement), held by a Holder, (d) any outstanding shares of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this Agreement to the extent such securities are “restricted securities” or are held by an “affiliate” (each as defined in Rule 144 under the Securities Act), and (e) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or similar transaction; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered to the Holder by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold, transferred, disposed of or exchanged without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or manner of sale restrictions); or (E) such securities have been sold to, or through, a broker, dealer or Underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a Registration Statement, Prospectus, or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registration Expenses” shall mean the documented out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration, listing and filing fees (including the reasonable and documented fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) of any national securities exchange on which the Common Stock is then listed;

(b) the reasonable and documented fees and expenses of compliance with securities or blue sky laws, if any (including reasonable and documented fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for the Company;

Exhibit E

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(f) reasonable fees and expenses of up to $50,000 in the aggregate for each Registration without the prior approval of the Company for one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration in the form of an Underwritten Offering or Other Coordinated Offering.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Removed Shares” shall have the meaning given in Section 2.4.

“Requesting Holder” shall have the meaning given in subsection 2.2.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Sponsor” shall have the meaning set forth in the recitals.

“Sponsor Lock-up Period” shall mean the period that the Registrable Securities held by the Sponsor are subject to restrictions on transfer pursuant to the Sponsor Support Agreement, dated [●], 2023 by and among Sponsor, the Company, NKGen, and the Graf Insiders.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrants” shall mean the Company’s warrants, each whole warrant exercisable for one share of Common Stock at an initial exercise price of $11.50 per share, beginning thirty (30) days after the Closing Date.

“Working Capital Warrants” shall mean the Warrants issued upon conversion, at a price of $1.50 per Warrant, of up to $1,500,000 of working capital loans made by the Sponsor, an Affiliate of the Sponsor, or the Company’s officers and directors in order to finance the Company’s transaction costs in connection with its search for and consummation of an initial business combination.

Exhibit E

ARTICLE II
REGISTRATIONS

2.1 Post-Closing Registration.

2.1.1 Initial Registration Statement. Within thirty (30) Business Days after the Closing Date (the “Filing Deadline”), the Company shall submit to or file with the Commission a Registration Statement to permit the public resale of all the Registrable Securities (determined as of two Business Days prior to such filing) on a delayed or continuous basis as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1 and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as reasonably practicable after the filing thereof, but in any event no later than sixty (60) calendar days after the Filing Deadline (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to one hundred and twenty (120) calendar days after the Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, the Company shall have the Registration Statement declared effective within ten (10) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review, provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday, or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business; provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed. The Registration Statement filed with the Commission pursuant to this Section 2.1 shall be on Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) covering such Registrable Securities, and shall contain a Prospectus in such form as to permit the Holders to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2.1 shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and reasonably requested by, any Holder named therein. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.1, but in any event within five (5) Business Days of such date, the Company shall notify the Holders named therein of the effectiveness of such Registration Statement. The Company’s obligations under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4. The Company shall have the right to remove any persons no longer holding Registrable Securities from the Form S-1 shelf registration statement pursuant to subsection 2.1.1 or any other shelf registration statement by means of a post-effective amendment.

2.1.2 Obligation to Keep Effective. The Company shall use its commercially reasonable efforts to maintain the Form S-1 filed pursuant to Section 2.1.1 in accordance with the terms of this Agreement, and shall use its commercially reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep the Form S-1 continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein, and in compliance with the provisions of the Securities Act until such time as all such Registrable Securities included therein have ceased to be Registrable Securities. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.3 Subsequent Registration Statement. If the Form S-1 ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to, as promptly as is reasonably practicable, cause such Form S-1 to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Form S-1), and shall use its commercially reasonable efforts to, as promptly as is reasonably practicable, amend such Form S-1 in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Form S-1 or file an additional Registration Statement (a “Subsequent Registration Statement”) registering the resale of all Registrable Securities (determined as of two Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and reasonably requested by, any Holder named therein. If a Subsequent Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as all such Registrable Securities included therein have ceased to be Registrable Securities. Any such Subsequent Registration Statement shall be on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”) to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.3, shall, for the avoidance of doubt, be subject to Section 3.4.

Exhibit E

2.1.4 Conversion to Form S-3. The Company shall use its commercially reasonable efforts to convert a Form S-1 into a Form S-3 as soon as practicable after the Closing after the Company is eligible to use Form S-3. The Company’s obligations under this subsection 2.1.4, shall, for the avoidance of doubt, be subject to Section 3.4. Notwithstanding anything to the contrary herein, to the extent there is an active Form S-3 shelf registration statement under this subsection 2.1.4, covering a Holder’s or Holders’ Registrable Securities, and such Holder or Holders qualify as Demanding Holders pursuant to subsection 2.2.1 and wish to request an Underwritten Offering, such Underwritten Offering shall follow the procedures of subsection 2.2.3.

2.2 Demand Registration.

2.2.1 Request for Registration. Subject to the provisions of subsection 2.2.4 and Section 3.4, at any time and from time to time following the Closing, any Demanding Holder may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to such Demand Registration (each such Holder that wishes to include all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by such Requesting Holder of the Demand Registration notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration Statement pursuant to such Demand Registration and the Company shall effect, as soon thereafter as practicable, but in no event more than thirty (30) calendar days after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than (i) an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.2.1 in the aggregate on behalf of the Sponsor and the Graf Insiders and (ii) an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.2.1 on behalf of the NKGen Insiders, and the Company shall not be obligated to effect more than an aggregate of two (2) Demand Registrations in any twelve-month period.

2.2.2 Effective Registration. Notwithstanding the provisions of subsection 2.2.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission, in accordance with Section 3.1 of this Agreement and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Demand Registration shall be deemed not to have been declared effective, unless and until, (x) such stop order or injunction is removed, rescinded or otherwise terminated, and (y) within five (5) days of the removal or termination of such stop order a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Demand Registration and accordingly notify the Company in writing of such election; and provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

Exhibit E

2.2.3 Underwritten Offering. Subject to the provisions of subsection 2.2.4 and Section 3.4 hereof, following the expiration of the Lock-up Period, the Sponsor Lock-up Period and the Graf Insider Lock-Up Period, as applicable, a majority in interest of the Demanding Holders may advise the Company as part of a Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, including a Block Trade or Other Coordinated Offering, provided, that the Company shall only be obligated to effect an Underwritten Offering if the aggregate gross proceeds of the Registrable Securities proposed to be sold by the Demanding Holders in such Underwritten Offering, either individually or together with other Demanding Holders, is reasonably expected to exceed $30,000,000. The right of such Demanding Holders or Requesting Holder(s) (if any) to include their Registrable Securities in such Underwritten Offering shall be conditioned upon such Demanding Holders’ or Requesting Holder(s)’ (if any) participation in such Underwritten Offering. The Company and all such Demanding Holders or Requesting Holder(s) (if any) proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.3 shall enter into an underwriting agreement in customary form, which underwriting agreement shall be reasonably acceptable to the Company, with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration with the written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned). Under no circumstances shall the Company be obligated to effect more than (i) an aggregate of three (3) Underwritten Offerings at the demand of the Sponsor and the Graf Insiders and (ii) an aggregate of three (3) Underwritten Offerings at the demand of the NKGen Insiders; provided, that if an Underwritten Offering is commenced but terminated prior to the pricing thereof for any reason, such Underwritten Offering will not be counted as an Underwritten Offering pursuant to this Section 2.2.3; provided, further, the Company shall not be obligated to effect (x) more than an aggregate two (2) Underwritten Offerings in any 12-month period or (y) any Underwritten Offering requested by a Demanding Holding within sixty (60) days after the closing of a prior Underwritten Offering. For the avoidance of doubt, any Registration effected pursuant to this subsection 2.2.3 shall be counted as a demand for a Demand Registration pursuant to Section 2.2.1 hereof.

2.2.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holder(s) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holder(s) (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and all other shares of Common Stock or other equity securities, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any person other than the Holder of Registrable Securities who desires to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holder(s) (if any) have requested be included in such Underwritten Offering (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders (Pro Rata, based on the respective number of Registrable Securities that each Holder has so requested) exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), and (iii) the shares of Common Stock or other equity securities of persons other than Holders of Registrable Securities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.2.5 Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration, pursuant to a Registration under subsection 2.2.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.2.5.

Exhibit E

2.3 Piggyback Registration.

2.3.1 Piggyback Rights. If at any time after the Closing the Company proposes to file a Registration Statement on Form S-3 under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Sections 2.1 and 2.2 hereof) on a form that would permit registration of Registrable Securities, other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan on Form S-8 (or other successor registration statement form thereof), (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, (v) a Block Trade, (vi) an Other Coordinated Offering, (vii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (viii) for a rights offering, (ix) for the exercise of any warrants, (x) for an equity line of credit, or (xi) for an at-the-market offering of securities, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities and the holders of other equity securities that the Company is obligated to register in a Registration (collectively, the “Other Holders”) as soon as practicable but not less than five (5) Business Days before the anticipated filing date of such Registration Statement, or, in the case of an Underwritten Offering pursuant to a shelf Registration Statement, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice; provided, that, each such Holder agrees that the fact that such a notice has been delivered shall constitute material non-public confidential information; provided, further, in the case of an “overnight” or “bought” offering, such requests must be made by the Holders within two (2) Business Days after delivery of any such notice by the Company (such Registration a “Piggyback Registration”); provided, further, that if the Company has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Holders and the securities of Other Holders will have an adverse effect on the price, timing, or distribution of the Common Stock in an Underwritten Offering, then (1) if no Registrable Securities or securities of Other Holders can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), the Company shall not be required to offer such opportunity to such Holders or the Other Holders or (2) if any Registrable Securities or securities of Other Holders can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.3.2. Subject to Section 2.3.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.3.1 to be included in such Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.3.1 shall enter into an underwriting agreement in customary form, which form shall be reasonably acceptable to the Company, with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.3.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in such Piggyback Registration in writing that the dollar amount or number of the shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Other Holders hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to subsection 2.3.1 hereof, and (iii) the shares of Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of Other Holders, exceeds the Maximum Number of Securities, then:

Exhibit E

(a) If the Registration is undertaken for the Company’s account, the Company shall include in such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof and the shares of Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of Other Holders, Pro Rata, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by Other Holders, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting Other Holders, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities, if any, for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with persons other than Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities.

(c) If the Registration and Underwritten Offering is pursuant to a request be Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration such securities in the priority set forth in subsection 2.2.4.

2.3.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Offering, and related obligations, shall be governed by subsection 2.2.5) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, with respect to a Piggyback Registration pursuant to an Underwritten Offering, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than subsection 2.2.5), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.3.3.

2.3.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2.1 hereof.

2.3.5 Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade or Other Coordinated Offering), if requested by the managing Underwriters, each Holder agrees that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders) (a “Lock-Up”). Notwithstanding the foregoing, any release of a Lock-Up by Underwriters shall only be effective if made on a pro rata basis, including with respect to management and employees, and any Lock-Up with Underwriters shall contain a clause to this effect. Each of the Holders that is a director or officer of the Company shall execute and deliver any “lock-up” agreement reasonably requested by the managing underwriter of such Underwritten Offering, but only to the extent as is required generally of any executive officers or directors by such managing underwriter.

Exhibit E

2.4 Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement on Form S-3 is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, that the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires any Insider to be named as an “underwriter,” the Company shall promptly notify each Holder of Registrable Securities thereof (or in the case of the Commission requiring an Insider to be named as an “underwriter,” the Insider) and the Company will use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 under the Securities Act. In the event that the Commission refuses to alter its position, the Company shall (a) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) and/or (b) agree to such restrictions and limitations on the registration and resale of such portion of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 under the Securities Act; provided, however, that the Company shall not agree to name any Insider as an “underwriter” in such Registration Statement without the prior written consent of such Insider and, if the Commission requires such Insider to be named as an “underwriter” in such Registration Statement, notwithstanding any provision in this Agreement to the contrary, the Company shall not be under any obligation to include any Registrable Securities of such Insider in such Registration Statement. In the event of a share removal pursuant to this Section 2.4, the Company shall give the applicable Holders at least five (5) days prior written notice along with the calculations as to such Holder’s allotment. Any removal of shares of any Holders pursuant to this Section 2.4 shall first be applied to Holders other than the Insiders with securities registered for resale under the applicable Registration Statement and thereafter allocated between the Insiders on a pro rata basis based on the aggregate amount of Registrable Securities held by the Insiders. In the event of a share removal of the Holders pursuant to this Section 2.4, the Company shall promptly register the resale of any Removed Shares and in no event shall the filing of such Registration Statement on Form S-1 or subsequent Registration Statement on Form S-3 filed be counted as a Demand Registration hereunder. Until such time as the Company has registered all of the Removed Shares for resale pursuant to Rule 415 under the Securities Act on an effective Registration Statement, the Company shall not be able to defer the filing of a Registration Statement pursuant to Section 3.4 hereof.

2.5 Block Trades; Other Coordinated Offerings. Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time after the Closing when an effective shelf Registration Statement on Form S-3 is on file with the Commission, if any Demanding Holders desire to effect a Block Trade or an Other Coordinated Offering, wherein each case the anticipated aggregate gross proceeds is reasonably expected to exceed $30,000,000, then notwithstanding any other time periods in this Article II, such Demanding Holders shall provide written notice to the Company at least five (5) Business Days prior to the date such Block Trade or Other Coordinated Offering will commence. The Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering, provided that the Demanding Holders requesting such Block Trade or Other Coordinated Offering shall use their reasonable best efforts to work with the Company and the Underwriter(s), brokers, sales agents, or placement agents prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering and any related due diligence and comfort procedures. In the event of a Block Trade or Other Coordinated Offering, and after consultation with the Company, the Demanding Holders and the Requesting Holder(s) (if any) shall determine the Maximum Number of Securities, the Underwriter or Underwriters (which shall consist of one or more reputable nationally recognized investment banks) and share price of such offering. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a notice of such Demanding Holders’ intent to withdraw from such Block Trade or Other Coordinated Offering to the Company, the Underwriter(s) and any brokers, sales agents or placement agents (if any). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.5. Each of (i) the Sponsor and Graf Insiders (taken together) and (ii) the NKGen Insiders (taken together) may demand no more than an aggregate of two (2) Block Trades and Other Coordinated Offerings pursuant to this Section 2.5 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.5 shall be counted as a demand for a Demand Registration pursuant to Section 2.2.1 hereof.

Exhibit E

ARTICLE III
COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date of this Agreement the Company is required to effect the Registration of Registrable Securities, subject to applicable law and any regulations promulgated by any securities exchange of which the Company’s equity securities are then listed, each as interpreted by the Company with the advice of its counsel, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to be declared or become effective and remain effective pursuant to the terms of this Agreement until all Registrable Securities covered by such Registration Statement have been sold in accordance with the intended plan of distribution of such Registrable Securities or have ceased to be Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3 prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence reasonably satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.4 use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each national securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.5 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.6 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

Exhibit E

3.1.7 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Holders (such representative to be selected by a majority of the participating Holders), the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense, in the preparation of a Registration Statement with respect to such offering or sale, and use its commercially reasonable efforts to cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade or an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel), in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holder(s), the placement agent(s) or sales agent(s), if any, and the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holder(s), the placement agent(s) or sales agent(s), if any, and the Underwriter(s), if any, may reasonably request and as are customarily included in such opinions and negative assurance letters and reasonably satisfactory to the Company;

3.1.13 in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, and on terms agreed to by the Company, with the managing Underwriter(s) or the broker, placement agent or sales agent of such offering or sale;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect), and which requirement will be deemed satisfied if the Company timely files Forms 10-Q, 10-K, and 8-K as may be required to be filed under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

3.1.15 with respect to an Underwritten Offering pursuant to Section 2.2.3, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or broker, sales agent, or placement agent if such Underwriter, broker, sales agent, or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter or broker, sales agent, or placement agent, as applicable.

Exhibit E

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with the information requested by the Company, after written notice to such Holder the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that it is necessary or advisable to effect such registration and such Holder continues thereafter to withhold such information. In addition, no person may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements, as approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreement or other agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. For the avoidance of doubt, the exclusion of a Holder's Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4 Suspension of Sales; Adverse Disclosure; Deferrals.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. Subject to subsection 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration (including in connection with an Underwritten Offering) at any time (i) would require the Company to make an Adverse Disclosure, (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, (iii) in the good faith judgment of the majority of the Board, would be seriously detrimental to the Company and the majority of the Board concludes, as a result, that it is essential to defer such filing, initial effectiveness or continued use at such time, or (iv) if the majority of the Board, in its good faith judgment, determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with Commission Guidance or related accounting, disclosure or other matters, then the Company shall have the right, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), to delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (including in connection with an Underwritten Offering) for the shortest period of time, but in no event more than forty-five (45) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holders receive written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.4.2 Subject to subsection 3.4.4, (a) during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated Registration Statement and provided that the Company continues to employ its commercially reasonable best efforts to maintain the effectiveness of the applicable Registration Statement, or (b) if, pursuant to Section 2.2.3, any Holders have requested an Underwritten Offering, and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such Underwritten Offering, the Company may, upon giving written notice of such action to the Holders, delay any other registered offering pursuant to subsection 2.2.3 or Section 2.5.

Exhibit E

3.4.3  The Company shall have the right to defer any Demand Registration for up to thirty (30) consecutive days and any Piggyback Registration for such period as may be applicable to deferment of the Registration Statement to which the Piggyback Registration relates, in each case if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer or principal financial officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company for such Registration Statement to be filed at such time.

3.4.4 The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to subsection 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, on not more than three (3) occasions for not more than sixty (60) consecutive calendar days on each occasion, or not more than one hundred twenty (120) total calendar days, each in any 12-month period.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings (the delivery of which will be satisfied and which shall be deemed to have been furnished or delivered by the Company’s filing of such reports on EDGAR). The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Restrictive Legend Removal. Subject to receipt from the Holder by the Company and the Company’s transfer agent (the “Transfer Agent”) of such customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, the Holder may request that the Company remove any legend from the book entry position evidencing its Registrable Securities and the Company will, if required by the Transfer Agent, use its commercially reasonable efforts to cause an opinion of the Company’s counsel to be provided, in a form reasonably acceptable to the Transfer Agent to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, following the earliest of such time as such Registrable Securities (i) have been or are about to be sold or transferred pursuant to an effective Registration Statement, (ii) have been or are about to be sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions applicable to the sale or transfer of such Registrable Securities. If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, the Company shall, in accordance with the provisions of this Section 3.6 and within three (3) trading days of any request therefor from the Holder accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Registrable Securities. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including reasonable and documented outside attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances in which they were made), except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein.

Exhibit E

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained, or incorporated by reference in accordance with the requirements of Form S-1 or Form S-3, in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances in which they were made), but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriter(s), its or their officers, directors and each person who controls such Underwriter(s) (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld); provided, that (x) if the indemnifying party fails to take reasonable steps to defend diligently the action or proceeding within twenty (20) days after receiving notice from the indemnified party, (y) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party, or (x) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any expenses therefor. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

Exhibit E

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and documented out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and documented out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or documented out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices or communications, on the third Business Day following the date on which it is mailed and, in the case of notices or communications delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 3001 Daimler Street, Santa Ana, CA 92705 Attn: Paul Song and at: info@nkgenbiotech.com, and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 Following the expiration of the Lock-up Period, the Sponsor Lock-up Period, or the Graf Insiders Lock-up Period, as applicable, the rights granted to a Holder by the Company hereunder may be transferred or assigned (but only with all related obligations) by a Holder only to a Permitted Transferee of such Holder; provided, that (x) such transfer or assignment of Registrable Securities is effected in accordance with applicable securities laws (subject to reasonable verification by the Company), (y) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred and (z) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement.

Exhibit E

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement in substantially the form set forth in Exhibit A to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue; Waiver of Jury Trial. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.5 Specific Performance. Each party hereto recognizes and affirms that in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching party would have no adequate remedy at law) and the non-breaching party would be irreparably damaged. Accordingly, each party hereto agrees that each other party hereof shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any proceeding, in addition to any other remedy to which such person may be entitled.

5.6 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.7 Interpretation. The headings and captions used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.

5.8 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

Exhibit E

5.9 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the total Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.10 Opt-Out Requests. Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

5.11 Term. This Agreement shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement or (ii) the date as of which there ceases to be any Registrable Securities ; provided, that with respect to any Holder, this Agreement shall terminate on the date such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

5.12. Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

[Signature Page Follows]

Exhibit E

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

COMPANY:

NKGen Biotech, Inc.

By:
	Name:	Paul Y. Song, MD
	Title:	Chief Executive Officer

Exhibit E

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

SPONSOR:

GRAF ACQUISITION PARTNERS IV LLC

By:
Name: James A. Graf
Title: Managing Member

Exhibit E

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

GRAF INSIDERS:

James A. Graf
Address:

Edwin J. Rigaud
Address:

A.B. Cruz III
Address:

Jeanne L. Manischewitz
Address:

Alexandra Lebenthal
Address:

Exhibit E

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

NKGEN INSIDERS:

NKMAX Co., Ltd.

By:
Name:
Title:
Address:

Pole Capital USA

By:
Name:
Title:
Address:

Pole Partners PTE

By:
Name:
Title:
Address:

Sejoong Co., Ltd (Korea)

By:
Name:
Title:
Address:

Sejoong Engineering Co., Ltd (Korea)

By:
Name:
Title:
Address:

Sesung Air Service Co., Ltd (Korea)

By:
Name:
Title:
Address:

Exhibit E

Sejoong SNC Co., Ltd (Korea)

By:
Name:
Title:
Address:

Shin Dong Youp (Korea)

By:
Name:
Title:
Address:

Gaingels LLC

By:
Name:
Title:
Address:

Sangwoo Park
Address:

Paul Song
Address:

Yongman Kim
Address:

Pierre Gagnon
Address:

Jack Tsai
Address:

Irene Chang
Address:

Paul Chang
Address:

Exhibit E

Ryan Park
Address:

Exhibit E

EXHIBIT A

JOINDER

JOINDER

The undersigned is executing and delivering this joinder (“Joinder”) pursuant to the Amended and Restated Registration Rights Agreement, dated as of [●], 2023 (as the same may hereafter be amended, the “Agreement”), by and among Graf Acquisition Corp. IV, a Delaware corporation (now known as [NKGen Biotech, Inc.], the “Company”) and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Agreement, and the undersigned’s [NUMBER OF SECURITIES] of [TYPE OF SECURITIES] shall be included as Registrable Securities under the Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

[●]

Signature of Stockholder
[Print Name of Stockholder]

Address:

Agreed and Accepted as of:

[NKGEN BIOTECH, INC.]

By:
Its:

Exhibit A to Registration Rights Agreement